Exhibit 99.2

LETTER OF TRANSMITTAL

To Accompany Contingent Value Rights Certificates

Of

INFORMATION RESOURCES INC.

LITIGATION CONTINGENT PAYMENT RIGHTS TRUST

Paying Agent:  Wachovia Bank, N.A.

Deliver to Paying Agent at one of the addresses listed below:

By US Mail	Overnight Courier
Wachovia Bank, N.A.	Wachovia Bank, N.A.
NC1153	NC1153
1525 West W.T. Harris Blvd. 3C3	1525 West W.T. Harris Blvd. 3C3
Charlotte, NC 28288-1153	Charlotte, NC 28262

This Letter of Transmittal is being sent to you in connection with the settlement on February 16, 2006 of the antitrust litigation (the “Litigation”) between Information Resources, Inc. (“Information Resources”) and The Dun & Bradstreet Corp., A.C. Nielsen Company and IMS International, Inc. (the “Defendants”). Pursuant to the settlement, the parties agreed to settle all disputes between them arising from the facts and circumstances that were alleged or asserted, or could have been alleged or asserted, in the Litigation in consideration for a payment of $55 million by A.C. Nielsen Company to Information Resources. Pursuant to this settlement, each holder of a contingent value rights certificate (“Certificate”) issued by the Information Resources, Inc. Litigation Contingent Payment Rights Trust (the “Trust”) will receive $0.7152 for each contingent value right unit (“CVR Unit”) he or she owns. By execution and delivery of this Letter of Transmittal, the undersigned hereby waives any and all claims and rights with respect to any such CVR Units except the right to receive the applicable consideration as described below.

DESCRIPTION OF CERTIFICATES SUBMITTED

NAME AND ADDRESS OF REGISTERED CERTIFICATE HOLDER(S)	CERTIFICATE NUMBER	NUMBER OF CVR UNITS REPRESENTED

☐ PLEASE CHECK HERE IF ANY OF YOUR CERTIFICATES ARE LOST OR WERE NEVER RECEIVED

WHEN COMPLETING ANY PORTION OF THIS LETTER OF TRANSMITTAL, PLEASE EITHER TYPE OR PRINT CLEARLY. FAILURE TO DO SO MAY RESULT IN INCORRECT OR DELAYED PROCESSING.

IMPORTANT:  THIS LETTER OF TRANSMITTAL AND ALL CERTIFICATES (AND/OR LOSS AFFIDAVITS AND REQUIREMENTS), ALONG WITH ANY AND ALL REQUIRED LEGAL DOCUMENTATION MUST BE MAILED OR DELIVERED TO WACHOVIA BANK, NA AT THE ADDRESS SET FORTH ABOVE. UNLESS AND UNTIL ANY OUTSTANDING CERTIFICATE(S) EVIDENCING CVR UNITS IN QUESTION IS SURRENDERED TO WACHOVIA BANK, NO DISTRIBUTIONS OF ANY KIND PAYABLE TO HOLDERS OF RECORD SHALL BE PAID. NO INTEREST WILL ACCRUE ON CASH PAYMENT DUE ON UNPAID DISTRIBUTIONS.

SPECIAL PAYMENT/ ISSUANCE INSTRUCTIONS	SPECIAL DELIVERY INSTRUCTIONS

Social Security Number or Tax ID Please note additional legal documentation will be necessary to process this request.

Special issuance instructions should only be filled out if payment is to be issued to someone other than the current registered Certificate holder(s).	Special delivery instructions should only be filled out if payment is to be mailed to an address other than the address of record.

SPECIAL PAYMENT/WIRE TRANSFER INSTRUCTIONS

Account Name:
Account Number:
Financial Institution:
Financial Institution Address:

ABA Routing Number:

Please choose one of the below:

☐ FED Funds Wire Transfer

☐ ACH Wire Transfer

Special wire transfer instructions should only be filled out if the amount of the total payment is greater than $5,000 and Certificate holder desires to receive payment via wire transfer rather than check.

The undersigned hereby warrants that the undersigned has full power and authority to submit, sell, assign and transfer the CVR Units evidenced by the Certificates described above, and that the CVR Units are free and clear of all liens, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute any additional documents necessary or desirable in the opinion of the Trust and/or Transfer Agent to complete the transfer of the CVR Units evidenced by Certificates. All authority herein conferred shall survive the death or incapacity of the undersigned, and all obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors, and assigns of the undersigned.

SIGN HERE:		DATED:____________________

Daytime Phone #: ____________
(Signature(s) of Certificate Holder or Agent)

If signing on behalf of the registered Certificate holder, please circle capacity it is in which you are signing or acting:  EXECUTOR, POWER OF ATTORNEY, CUSTODIAN, TRUSTEE, SUCCESSOR TRUSTEE, SOLE PROPRIETOR, GENERAL PARTNER, OTHER __________________.

AFFIX THE SIGNATURE MEDALLION GUARANTEE STAMP HERE
(This Medallion Guarantee is hereby assumed to be affixed to all signatures as shown in the spaces provided after the Sign Here: designation unless otherwise specified by the Guarantor.)

NOTICE:   The signature(s) affixed to this assignment must correspond with the name(s) as written on the face of the Certificate(s) to which this stock power relates, in every particular, without alteration or enlargement or any change whatever. SIGNATURE MEDALLION STAMP GUARANTEE can only be obtained from a commercial bank or brokerage firm. A NOTARY PUBLIC IS NOT SUFFICIENT TO ALLOW TRANSFER.

INSTRUCTIONS

1.             DO NOT ENDORSE your certificate(s) or accompany it with any stock power other than this Letter of Transmittal if your certificate(s) is/are registered in the name(s) of the person(s) executing the Letter of Transmittal and no special instructions are provided.

2.             If you wish your payment to be issued in the name of the holder(s) set forth on the facing page but delivered to someone other than the holder(s), complete the box marked “Special Delivery Instructions.”  If you wish your payment to be issued and delivered to someone other than the registered holder(s), complete the box marked “Special Issuance Instructions.”  If both of these boxes are left blank, your payment will be issued in the name of, and delivered to, the registered holder(s).

Note:  If you have given special issuance instructions, please read instruction 3 below.

3.             If your certificate is not registered in the name of the person(s) executing this Letter of Transmittal or other written instructions, the certificate must be accompanied by a stock power or other appropriate instruments of transfer and payment for, or evidence of payment of, any applicable transfer taxes, with the signature(s) thereon or on this Letter of  Transmittal guaranteed by a financial institution that is a member of the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) or the New York Stock Exchange, Inc. Medallion Signature Program (MSP). The signature(s) on the Letter of Transmittal must conform exactly to the name(s) on the instrument of transfer.

4.             If your total payment amount is greater than $5,000 and you wish to receive your payment via wire transfer rather than check, complete the box marked “Special Wire Transfer Instructions.”  If your total payment amount is greater than $5,000 and you do not complete this box, your payment will be sent via check to the mailing address of record or such alternative mailing address noted in the box marked “Special Delivery Instructions.”

5.             The signature(s) required on the Letter of Transmittal must be the signature(s) of the certificate holder(s) exactly as the name(s) appears on the certificate(s), or, if the certificate(s) has been assigned, the signature(s) must be the signature(s) of the assignee(s), exactly such assignee’s name appears on the instrument of assignment. If any signature is made by a corporation or a person acting as executor, administrator, guardian, trustee or attorney-in-fact or in any other fiduciary or representative capacity, appropriate evidence of the authority of such person to assign, sell or transfer must be forwarded with the surrendered certificate(s).

6.             If you certificate(s) is/are lost, stolen or destroyed, please check the box under your name on the Letter of Transmittal. Wachovia Bank, National Association will place a stop on the certificate(s) and will send you the appropriate documents to be completed in order to replace the certificate(s). You may have to purchase a surety bond of approximately 2% of the current market value of the total consideration you are entitled to receive upon the surrender of your certificate(s).

7.             Under the Federal Income Tax Law, a nonexempt shareholder upon surrender of shares is required to provide a correct taxpayer identification number on Substitute Form W-9. Please complete the attached Substitute Form W-9 by following the instructions set forth on Guidelines For Certification of Taxpayer Identification Number on Substitute Form W-9 enclosed herewith.

8.                Substitute Form W-9. Under current federal income tax law, the holder is required by law to provide the Paying Agent with such holder’s correct taxpayer identification number (“TIN”) on Substitute Form W-9. The holder must also state that (i) such holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such holder that such holder is no longer subject to backup withholding. If the Paying Agent is not provided with the correct TIN, the holder may be subject to certain penalties imposed by the Internal Revenue Service and payments made to such holder may be subject to backup withholding.

Certain holders (including, among others, corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt holders should indicate their exempt status on

Substitute Form W-9. A foreign individual may qualify as an exempt recipient by submitting to the Paying Agent a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to such individual’s exempt status. Forms of such statements can be obtained from the Paying Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number of Substitute Form W-9 for additional instructions.

If backup withholding applies, the Paying Agent is required to withhold 28% of any reportable payments made to the holder. Backup withholding is not an additional tax. Rather, the tax withheld pursuant to backup withholding rules will be available as a credit against such holder’s tax liabilities. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

If holder is an individual, the correct TIN is his or her social security number. In other cases, the correct TIN may be the employer identification number of the record holder. If your certificate is in more than one name or is not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number of Substitute Form W-9 for additional guidance on which number to report. If the holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the holder should write “Applied For” in the space provided for the TIN in Part II of the Substitute Form W-9, and sign and date the Substitute Form W-9. If “Applied For” is written in Part III of the Substitute Form W-9 and the Paying Agent is not provided with a TIN by the time of payment, the Paying Agent may withhold 28% of all reportable payments made to such holder until a TIN is provided to the Paying Agent.

NOTE:  FAILURE TO COMPLETE AND RETURN THE ATTACHED SUBSTITUTE FORM W-9 MAY RESULT IN A PENALTY OF $50 AND BACKUP WITHHOLDING OF 28% OF ANY REPORTABLE PAYMENTS MADE TO YOU PURSUANT TO THE SETTLEMENT. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

TO BE COMPLETED BY ALL HOLDERS

(See instructions 6 and 7)

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (TIN)

Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.

NOTE: IF THE ACCOUNT IS IN MORE THAN ONE NAME, SEE CHART IN THE ENCLOSED GUIDELINES TO DETERMINE WHICH NUMBER TO PROVIDE.

________________________________ Social Security Number or ________________________________ Employer Identification Number

Part II

Certification — Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me):

(2) I am not subject to back withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to back withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3) I am a U.S. person (including U.S. resident alien).

Certification Instructions — You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IS that you are no longer subject to backup withholding, do not cross out item (2). Note: If you are exempt from backup withholding, see the enclosed GUIDELINES and complete as instructed therein.

SIGNATURE____________________________________DATE_________________________, 2006

NAME (Please Print)_________________________________________________________________

ADDRESS _________________________________________________________________________

CITY _________________________________STATE______________ZIP CODE_______________

Part III Awaiting TIN ☐
Check appropriate box	☐ Individual/Sole Proprietor ☐ Corporation ☐ Partnership ☐ Other ☐ Exempt From Backup Withholding

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED “AWAITING TIN” BOX IN PART III OF SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld.

Signature_________________________________________________________________ Date________________________________

Name (Please Print)_____________________________________________________________________________________________

INFORMATION RESOURCES, INC.

LITIGATION CONTINGENT PAYMENT RIGHTS TRUST

150 N. Clinton Street

Chicago, Illinois 60661

May 16, 2006

Dear Information Resources, Inc. Litigation Contingent Payment Rights Trust Unit Holder:

On February 16, 2006, Information Resources, Inc. (“IRI”) entered into a settlement agreement with The Dun & Bradstreet Corp., A.C. Nielsen Company and IMS International, Inc. (collectively, the “Defendants”) pursuant to which IRI and the Defendants agreed to settle all disputes between them arising from the facts and circumstances that were alleged or asserted, or could have been alleged or asserted, in the antitrust litigation filed by IRI against the Defendants in the United States District Court for the Southern District of New York (entitled Information Resources, Inc. v. The Dun & Bradstreet Corp., et al. No. 96 CIV. 5716 and hereinafter referred to as the “Litigation”) in consideration for a payment of $55 million by the A.C. Nielsen Company to IRI.

Final Distribution Amount. Pursuant to the settlement, and in accordance with the terms of the amended Contingent Value Rights Agreement, dated as of October 31, 2003 (the “Contingent Value Rights Agreement”), the Information Resources, Inc. Litigation Contingent Payment Rights Trust (the “Trust”) received, or will receive prior to final distribution to holders of contingent value rights units (“CVR Units”), the total amount of $23,051,687 (the “CVR Payment Amount”) as the Trust’s share of litigation proceeds, together with the balance of the escrow fund that was established to fund the Litigation. After taking into account the various expenses of the Trust, actual and expected, each holder of CVR Units will receive $0.7152 per unit multiplied by the total number of CVR Units owned by that holder, with the total rounded to the nearest cent. The calculation of the final CVR Payment Amount and distribution per CVR Unit is as follows:

Information Resources, Inc. Litigation Contingent Payment Rights Trust

Calculation of Final CVR Payment Amount

Scheduled for Payment on June 15, 2006

Gross Litigation Proceeds		$55,000,000

Interest through March 21, 2006		203,675

Contingent Attorneys Fees:
Hagens Berman Sobol Shapiro	($2,570,544)
Freeborn & Peters	(4,700,000)
Boies, Schiller & Flexner	(2,700,000)
	($9,970,544)	(9,970,544)

Subtotal		$45,233,131
Applicable Percentage		68%
Preliminary Pre-Tax Amount		$30,758,529
Assumed Tax Cost (34%)		(10,457,900)

Preliminary payment amount		$20,300,629

Less, Public Company Expenses:
Incurred and Invoiced as of March 31, 2006	($437,677)
Expected to be Incurred or Invoiced from April 1, 2006 to Cancellation of Trust	(149,460)
	($587,137)
Less, Assumed Tax Benefit (34%)	199,627
Net	($387,510)	(387,510)

Additional interest on excess of estimated Public Company Expenses over final amount: March 23, 2006 through June 14, 2006		368

Add Escrow Balance:
Original Balance	$10,000,000
Interest through June 14, 2006	191,047
Less, Claims Expenses:
Incurred and Invoiced as of March 31, 2006	(7,234,570)
Expected to be Incurred or Invoiced from April 1, 2006 to Cancellation of Trust	(40,000)

Balance to Transfer to Trust	$2,916,477	2,916,477

Add Trust Interest: March 22, 2006 - June 14, 2006		221,723

Final Total Payment to CVR Unit Holders on June 15, 2006		$23,051,687

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Total Number of CVR Units:
CVR Units issued as of March 31, 2006	32,138,891
Old IRI shares not tendered	94,243
Total number of CVR Units	32,233,134	32,233,134
Final payment per CVR Unit		$0.7152

Distribution Process. In order to receive distribution, each holder of CVR Units must complete the attached Letter of Transmittal and return it to the Paying Agent in accordance with the instructions included therein. Distribution will commence on June 15, 2006 for holders of CVR Units who have properly completed and returned the attached Letter of Transmittal to the Paying Agent on or before that date. For each holder who returns a properly completed Letter of Transmittal after June 15, 2006, distribution will take place upon presentation of the Letter of Transmittal to the Paying Agent.

The Trust will continue to cause the Paying Agent to make distributions to CVR Unit holders who have provided properly completed Letters of Transmittal on or before July 21, 2006. Effective as of the close of business on July 21, 2006, IRI will accept the responsibility, on behalf of the Trust, for making distributions or causing distributions to be made to CVR Unit holders in accordance with the terms of the Contingent Value Rights Agreement. The existence of the Trust will be cancelled shortly thereafter.

It is currently anticipated that the residual amount remaining in the Trust, after taking into account full distribution to all CVR Unit holders and payment of all Trust expenses, will be less than $25,000 and will not be significant enough to cover the costs of a subsequent distribution to CVR Unit holders. In this case, the rights agents responsible for managing the Litigation and litigation trustees representing the Trust have agreed that the residual amount will be contributed to a national charitable organization selected by the rights agents.

Payment Instructions. For distribution amounts of $5,000 or less, in the aggregate, payment will be made via check to the mailing address of record or such alternative mailing address noted in the Special Delivery Instructions on the attached Letter of Transmittal. For distribution amounts of greater than $5,000, in the aggregate, you may request payment via wire transfer by providing wire transfer instructions in the Wire Transfer Instructions noted on the attached Letter of Transmittal. If no wire transfer instructions are provided, payment will be made via check to the mailing address of record or such alternative mailing address noted in the Special Delivery Instructions on the attached Letter of Transmittal.

Tax Information. You must complete and return the tax information (Substitute Form W-9) requested in the attached Letter of Transmittal (see Instructions 7 and 8 of the Letter of Transmittal for further information). Failure to provide the requested tax

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information will delay processing of your payment and may subject you to backup withholding.

Tax information returns (Forms 1099) will be provided as soon as practicable, but no later than January 31, 2007. At this time, it is estimated that approximately 95.63% of the amount you receive will be reportable as proceeds from the sale of securities and 4.37% will be reportable as interest income.

Additional Information. For more information regarding the Trust and the Litigation, please refer to the filings made by the Trust with the Securities and Exchange Commission. If you have any questions regarding the distribution process, please contact  Sterling C. Correia, Relationship Manager, U.S. Bank of Corporate Trust Services (formerly Wachovia Corporate Trust), 300 Delaware Avenue, 9th Floor, Wilmington, DE 19801, Phone:  (302) 552-3104; Email:  sterling.correia@wachovia.com or you may call  Corporate Trust Services at (800) 665-9343.

Sincerely,

INFORMATION RESOURCES, INC. LITIGATION CONTINGENT PAYMENT RIGHTS TRUST

/s/ MONICA M. WEED
Monica M. Weed, Litigation Trustee

Attachment:  Letter of Transmittal

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